-1-

                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
    PURSUANT TO SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                               CEL-SCI CORPORATION
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)



       Colorado                       0-11503                 84-0916344
----------------------------         -----------          -----------------
(State or other jurisdiction         Commission            I.R.S. Employer
    of incorporation)                File Number          Identification No.


        66 Canal Center Plaza, Suite 510, Alexandria, Virginia 22314
        -------------------------------------------------------------
                Address of Principal Executive Office Zip Code


       Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of
                                              Each Exchange
         Title of Each                      on which each Class
            Class                           is to be Registered
         -----------------                  ------------------------
         Series A Warrants                  American Stock Exchange






                                Page 1 of 2 Pages
                         Exhibit Index Begins on Page 2

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------
         Incorporated by reference to the "Description of Securities" section of the Company's Registration Statement on Form S-3 (Commission File No. 333-31489).

Item 2.  Exhibits.
------------------
    Exhibit                                 Page
    -------                                 ----
    Specimen Common Stock Warrant      Incorporated by reference to Exhibit
                                       3(d)  to  the   Company's   Registration
Statement on Form S-3, Commission File No. 333-31489


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CEL-SCI CORPORATION


Dated:  March 5, 1998                  By --------------------------------

                                         Geert R. Kersten, Chief Executive
                                           Officer